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                                                                    EXHIBIT 10.1

                       [SCHERING CORPORATION LETTERHEAD]

                                                                   June 29, 2000

Mr. Vaughan M. Kailian, CEO
COR Therapeutics, Inc.
256 East Grand Avenue
South San Francisco, California 94080

Dear Vaughan:

This is with regard to the Collaboration Agreement, dated April 10, 1995, by and among COR Therapeutics, Inc. ("COR"), and Schering Corporation and Schering-Plough Ltd. (collectively "Schering"), as amended, (the "Agreement").

In the Second Amendment to the Agreement, dated November 5, 1999, COR and Schering agreed to make certain elements of the Second Amendment conditional on the conduct of a Phase III clinical trial for acute myocardial infarction ("AMI") and have made provision in the Second Amendment for modification of the Second Amendment based upon the status of such trial as or pre-established dates, and the Parties desire to modify those dates.

The parties are currently negotiating a Third Amendment to the Agreement to address this and other issues relating to the Agreement. However, Section X.A of the Second Amendment provides for the termination of certain provisions of the Second Amendment in the event that "as of June 30, 2000, the JSC has not voted to conduct the Phase III Study". Therefore, pending completion of the Third Amendment, it is hereby agreed that the deadline for the decision of the JSC with respect to the conduct of the Phase III Study is extended until July 31, 2000.

Please indicate COR's acceptance and agreement to the provisions set forth in this letter by signing below on behalf of COR and returning one signed original to Schering.

     Very truly yours,

     Schering Corporation                    Schering-Plough Ltd.

     /s/ THOMAS C. LAUDA                     /s/ THOMAS C. LAUDA
     ----------------------                  -----------------------
     Thomas C. Lauda                         Thomas C. Lauda
     Vice President                          Manager (Director)


Acknowledged and Agreed to:

COR Therapeutics, Inc.

By:  /s/ VAUGHAN M. KAILIAN
   ----------------------------
   Vaughan M. Kailian
   Chief Executive Officer

Date:   6/29/00
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